SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)   September 9, 2010

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number

1-08788	NV ENERGY, INC. Nevada 6226 West Sahara Avenue Las Vegas, Nevada 895146 (702) 402-5000	88-0198358

2-28348	NEVADA POWER COMPANY d/b/a NV Energy Nevada 6226 West Sahara Avenue Las Vegas, Nevada 895146 (702) 402-5000	88-0420104

None
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 10, 2010, NV Energy, Inc. and its wholly-owned subsidiary Nevada Power Company d/b/a NV Energy filed a Current Report on Form 8-K (the “Original Form 8-K”) to incorporate certain documents by reference into Nevada Power’s shelf registration statement (No. 333-168984-02) in connection with the issuance of $250 million of Nevada Power’s 5.375% General and Refunding Mortgage Notes, Series X, due 2040.  This amendment is being filed solely to amend the Original Form 8-K to include a corrected Exhibit 5.1.  Except as otherwise noted, the Original Form 8-K is unaltered hereby.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

Ex. 5.1	Opinion of Choate, Hall & Stewart LLP

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc.
(Registrant)

Date: November 9, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Nevada Power Company d/b/a NV Energy
(Registrant)

Date: November 9, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer